Virtus VUL
GP VUL
Vari-Vest Series of VUL

The Ohio National Life Assurance Company

Ohio National Variable Account R

Supplement dated May 2, 2023
to the Prospectuses dated May 1, 2019 and

Update Notices dated May 1, 2023

The following supplements the prospectuses dated May 1, 2019, as may be previously supplemented, and the update notices dated May 1, 2023. Please read this supplement in conjunction with your prospectus and update notice and retain it for future reference.

Effective market close on July 26, 2023, the Morgan Stanley VIF Core Plus Fixed Income Portfolio (“the Portfolio”), Class II shares, will close to all investors. On or about July 28, 2023, the Portfolio will liquidate. Upon liquidation, your investment in the Portfolio will be transferred into the Fidelity® VIP Government Money Market Portfolio. Any future allocation, dollar cost averaging or rebalancing instructions on your contract that are impacted will be updated automatically.

You may change investment allocations at any time by contacting customer service at 800.366.6654.

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